UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 16, 2022
EDGEWELL PERSONAL CARE COMPANY

(Exact name of registrant as specified in its charter)

Missouri	1-15401	43-1863181
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Research Drive, Shelton, Connecticut 06484
(Address of principal executive offices)

203-944-5500
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EPC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 16, 2022, Edgewell Personal Care Company (“Edgewell” or the “Company”) announced the appointment of Robert Schmidt as Chief Accounting Officer of the Company effective January 16, 2023.
Mr. Schmidt, age 45, currently serves as Chief Accounting Officer of ADC Therapeutics SA, a publicly traded commercial-stage biotechnology company. Prior to his current role, Mr. Schmidt served as Chief Accounting Officer at Newell Brands, Inc. from March 2019 to August 2020 and as Assistant Corporate Controller at Celgene Corporation from December 2016 to March 2019. Previously, he held roles of increasing responsibility in the finance organization at Tyco International including Vice President and Controller, Assistant Controller, and Senior Director of External Reporting. Mr. Schmidt spent the early part of his career in public accounting with PricewaterhouseCoopers. He is also a Certified Public Accountant.
Mr. Schmidt will receive an initial annual base salary of $380,000 and his target bonus opportunity for fiscal 2023 will be 40% of base salary. Mr. Schmidt will receive a one-time sign-on cash bonus of $120,000. In addition, Mr. Schmidt will receive a one-time sign-on equity award, subject to approval by the Company’s Board of Directors, consisting of $100,000 in Restricted Stock Equivalents, which will vest in equal portions over two years from the date of grant. Mr. Schmidt will also be eligible for annual equity grants under the Edgewell Personal Care Company Amended and Restated 2018 Stock Incentive Plan at a level commensurate with his title. The terms of the awards are expected to be consistent with the annual award program for other senior executives.
Mr. Schmidt will be eligible to participate in Edgewell’s benefit plans available to executives, in accordance with the Company’s customary terms and policies and consistent with other executives, including health insurance, dental insurance, disability insurance, life insurance, and a defined contribution (401(k)) plan, all subject to such contributions by Mr. Schmidt.
Mr. Schmidt will also be eligible to participate in Edgewell’s executive severance plan, pursuant to which he would receive, upon a qualifying termination of employment by Edgewell without Cause or voluntary termination of employment by his for Good Reason, a lump sum payment equal to: (1) 1 times his annual base salary plus a severance bonus equal to the short-term incentive plan bonus for the most recently completed fiscal year and (ii) 1 times the monthly premium cost for group health plan benefits for Mr. Schmidt and his dependents, as applicable, multiplied by 18. Such benefits are subject to reduction under certain circumstances, including to the extent necessary to avoid certain federal excise taxes. In addition, no benefits will be paid to the extent duplicative of benefits under a change of control or similar agreement with the Company. The payment of benefits under the plan is conditioned upon, among other things, Mr. Schmidt executing a general release in favor of the Company, which shall include confidentiality, non-solicitation, non-disparagement, and non-competition obligations in favor of the Company.
In addition, Mr. Schmidt will be eligible to participate in the Company’s change in control plan (the “CIC Plan”) which standardizes the severance paid to current and future specified members of the Company’s senior management in the event of a termination of their employment from the Company without Cause or for Good Reason (as such terms are defined in the CIC Plan) within the period beginning immediately upon a Change in Control (as such terms are defined in the CIC Plan) and continuing until the lapse of 24 months immediately following a Change in Control of the Company (the “Change in Control Period”).
Descriptions of the foregoing compensation and benefit plans are set forth in the Company’s Definitive Proxy Statement on Schedule 14A dated December 20, 2021 for the Company’s 2022 annual meeting of shareholders.
There is no arrangement or understanding between Mr. Schmidt and any other person pursuant to which Mr. Schmidt was appointed as Chief Accounting Officer of Edgewell. There has been no transaction, or proposed transaction, since October 1, 2021 to which Mr. Schmidt or any member of his immediate family had or is to have a direct or indirect material interest or any other related transaction with Edgewell within the meaning of Item 404(a) of Regulation S-K. There are no family relationships between Mr. Schmidt and any of Edgewell’s other directors, executive officers, or persons nominated or chosen by Edgewell to become directors or executive officers.

Item 7.01 Regulation FD Disclosure.
The Company issued a press release on December 16, 2022 announcing Robert Schmidt was appointed Chief Accounting Officer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information contained in the accompanying Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in the press release shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Edgewell Personal Care Company issued on December 16, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
EDGEWELL PERSONAL CARE COMPANY

By: /s/ John N. Hill
John. N. Hill
Chief Human Resources Officer

Dated: December 16, 2022